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                                                                       Exhibit d

                        CALAMOS GLOBAL TOTAL RETURN FUND
                    A STATUTORY BUSINESS TRUST (THE "TRUST")

                          FORM OF SPECIMEN CERTIFICATE

NUMBER                  SHARES
------                  ------
         THIS CERTIFICATE IS TRANSFERABLE IN
                       NEW YORK
                 CUSIP NO. 128118106
         SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF

Calamos Global Total Return Fund, a series of the Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile signatures of its duly authorized officers

DATED:


-------------------------------------   ----------------------------------------
James S. Hamman, Jr.                    John P. Calamos
Secretary                               President


                                        COUNTERSIGNED AND REGISTERED;
                                        THE BANK OF NEW YORK

                                        TRANSFER AGENT AND REGISTRAR


                                        BY
                                           -------------------------------------
                                                    AUTHORIZED SIGNATURE

                        CALAMOS GLOBAL TOTAL RETURN FUND

          The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full
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according to applicable laws or regulations;

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _______
                                                        (Cust)           (Minor)

TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

                                                   Act _________________________
                                                                (State)

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

          Additional abbreviations may also be used though not in the above list.

          For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:
       ------------------------------   ----------------------------------------
                                        Signature

                                             NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.